Commitments, Guarantees, and Contingent Liabilities (Assets Provided as Collateral for Short-Term and Long-Term Debt Payables to Financial Institutions) (Detail) - JPY (¥) ¥ in Millions	Dec. 31, 2019	Mar. 31, 2019
Debt Disclosure [Abstract]
Lease payments, loans and investment in operating leases	¥ 130,832	¥ 109,210
Investment in securities	162,317	160,408
Property under facility operations	28,250	31,264
Other assets and other	22,168	28,895
Total	¥ 343,567	¥ 329,777